Exhibit 99.1

Sterling Bancorp, Inc. March 2019 NASDAQ: SBT Investor Presentation

Forward-Looking Statements This presentation and other communications by Sterling Bancorp, Inc. (“Sterling”) include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended regarding Sterling’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: potential delays or other problems implementing our growth, expansion and other growth strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; availability and access to capital; possible downgrades in Sterling’s credit ratings or outlook which could increase the costs or availability of funding from capital markets; the ability to attract new or retain existing deposits or to retain or grow loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers, collateral values, the value of investment securities and asset recovery values; changes in legal, financial and/or regulatory requirements; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new and/or existing legislation and regulatory actions; changes in U.S. government monetary and fiscal policy; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; the impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting Sterling or its customers; adoption of new accounting standards or changes in existing standards; and adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions or rulings as well as other factors identified in this presentation or as detailed from time to time in our public filings, including those factors included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our final prospectus filed with the Securities and Exchange Commission on November 17, 2017 and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by such forward-looking statements. Sterling disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. 2

3 Pristine Credit Quality Focused Suite of Residential & Commercial Products Profitable & Efficient Business Model Experienced Leadership Team In-Branch Relationship Deposits and Loans Desirable Branch Network in High-Growth Markets Investment Highlights

Key Markets 4 Desirable Branch Network in High-Growth Markets Los Angeles / Orange County (5 Branches) San Francisco Bay Area (20 Branches) Southfield, MI (1 Operational Branch) SF Bay Area Markets San Francisco (13) Burlingame (1) Daly City (1) San Mateo (1) San Rafael (1) Cupertino (1) Fremont (1) Oakland (1) LA / Orange County Markets Alhambra (1) Arcadia (1) Irvine (1) Rowland Heights (1) Chino Hills (1) Greater Seattle, WA (1 Branch) New York, NY (2 Branches)

Progress Report on New Market Expansion 5 Los Angeles/ Orange County New York City Greater Seattle Background Performance Launched operations in 2015 Opened Koreatown branch in 1Q19 Accounts for nearly 50% of residential loan production Contains largest branch with approx. $300 million in deposits Launched operations in 2017 Relocated to ground floor branch in Sept. 2018, improving visibility and traffic Accounts for over 10% of residential loan production $3 million of commercial loan production in 2H18 Opened first branch in Aug. 2018 Gathered over $13 million in deposits in 4Q18 $8 million of commercial loan production in 2H18 Increasing Contributions from Newer Markets

Strategic Overview 6 Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of December 31, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, U.S. Census data as of June 30, 2017 Business Model Unique Credit Consistent Performance Relationship spread lender, not a mortgage bank Branches in excellent, growth markets. Sterling primary markets are growing 18% faster than the national average (US Census) Focus on customers who value service and relationships Focus on efficiency and credit quality with industry leading metrics Niche client culture mix that typically make large down payments and carry large deposit balances Niche TIC lending product in distinct markets Efficient branch footprint Strong, growing profitability. 2018 ROAA of 2.04% vs. peers of 1.15% ¹ Net credit charge-offs of 0bps to avg. loans Strong growth in quality markets. Sterling primary markets have avg. household incomes 57% higher than national average (US Census) Low LTV products. 62% avg. in residential products Deep customer knowledge, almost all of the borrowers maintain a deposit account Strong credit culture Nonperforming loans are 15bps of total loans Low transaction volumes

FY 2018 Financial Summary Total portfolio loans of $2.9 billion, a 12% year-over-year increase Total deposits of $2.5 billion, a 9% year-over-year increase Net income of $63.5 million, or $1.20 diluted EPS, a 67% year-over-year increase 7 Continued Growth Financial Highlights Balance Sheet ($ Million) Total Assets $3,197 Cash and Securities $203 Net Loans $2,896 Total Deposits $2,453 Total Equity $335 FY 2018 Performance Ratios and Profitability Return on Average Assets 2.04% Return on Average Equity 20.7% Return on Average Tangible Common Equity 20.7% Net Interest Margin 3.94% Efficiency Ratio 35.4% Net Income (Million) $63.5 Capital Ratios Tang. Common Equity / Tang. Assets 10.47% Leverage Ratio 10.42% Common Equity Tier 1 Risk-Based Capital Ratio 17.45% Tier 1 Risk-Based Capital Ratio 17.45% Total Risk-Based Capital Ratio 21.98% Asset Quality Nonperforming Loans $4.5 Nonperforming Loans / Total Loans 0.15% Nonperforming Assets $10.2 Nonperforming Assets / Total Assets 0.32% ALLL / Nonperforming Loans 486%

FY 2018 Financial Summary 8 Demonstrated Growth Total Net Loans ($ Million) Net Income ($ Million) 27% CAGR 34% CAGR $14.5 $17.7 $22.5 $33.2 $38.0 $63.5 2013 2014 2015 2016 2017 2018 $888.4 $1,136.1 $1,575.8 $1,982.4 $2,594.4 $2,896.0 2013 2014 2015 2016 2017 2018

Strong Core Returns 9 Consistent Profitability and Growth Drive High Returns Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of December 31, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence ROAA ROATCE 1 1 0.91% 0.92% 0.90% 0.89% 0.84% 1.15% 1.58% 1.60% 1.59% 1.73% 1.54% 2.04% 2013 2014 2015 2016 2017 2018 Peers Sterling 9.8% 10.1% 9.7% 9.7% 8.7% 11.7% 15.0% 15.4% 17.4% 22.3% 20.4% 20.7% 2013 2014 2015 2016 2017 2018 Peers Sterling

Expense Management Focus 10 Noninterest Expense Performance Versus Peers Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of September 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence Efficiency Ratio Noninterest Expense / Average Assets 1 1 3.0% 2.9% 2.9% 2.8% 2.7% 2.7% 2.0% 2.2% 2.0% 1.7% 1.7% 1.6% 2013 2014 2015 2016 2017 2018 Peers Sterling 67% 67% 65% 64% 62% 62% 49% 47% 42% 36% 36% 35% 2013 2014 2015 2016 2017 2018 Peers Sterling

Strong Revenue Growth 11 Consistent Revenue Composition on a High Growth Balance Sheet Note: 2017 and 2018 revenue streams reflect the accounting change that took place in the second quarter of 2018 for certain commitment fees to be classified as interest and fees on loans. Revenue Stream Analysis ($ Million) FY 2018 Highlights $20.7 million, or a 21% increase in net interest income compared to the prior year driven by strong originations and balance sheet growth Growth Opportunities Continued secondary market demand for loan sales Acquisition of Quantum Capital to establish platform for investment management and private banking Accelerated growth in Los Angeles and new markets including NY and Seattle Expansion of current residential and commercial teams in all operating markets Total $46.1 $57.8 $75.0 $99.4 $120.1 $0.6 $2.2 $9.6 $9.7 $16.7 $5.9 $6.2 $5.8 $4.8 $5.4 $52.6 $66.2 $90.4 $113.9 $142.2 4.74% 4.66% 4.71% 4.63% 4.58% 5.15% 5.03% 5.07% 5.00% 4.97% 2014 2015 2016 2017 2018 Net Interest Income Gain on Sale of Loans Other Noninterest Income Rev. / Average Assets Rev. / Average Loans

Loan Portfolio Composition 12 Sterling’s Portfolio is Comprised of Low LTV, Short Reset, Lower Balance Loans Note: Financial data as of December 31, 2018 unless noted *2018 yield on loans reflects the accounting change that took place in the second quarter for certain commitment fees to be classified as interest and fees on loans. Loan Composition as of December 31, 2018 Loan Composition Over Time ($ Million) 62% Average LTV in residential products 41% of loan portfolio reprices in the next 12 months 90 Days+ delinquencies of 2bps Rated as a servicer by DBRS and Fitch Sterling loans also used as collateral in securitizations 26% CAGR Yield on Loans 5.19% 5.02% 4.95% 5.02% 5.11% 5.50%* $901 $1,149 $1,589 $2,002 $2,613 $2,918 2013 2014 2015 2016 2017 2018 84% 9% 6% 1% 1-4 Family Residential ($2.5Bn) Commercial Real Estate ($251mm) Construction ($177mm) Commercial ($38mm)

Stable Deposit Funding 13 Sterling Has a Sizable Core Deposit Base Deposit Composition as of December 31, 2018 Almost all of our borrowers maintain a deposit account Average residential lending customer maintains a $16k checking account Average deposits per branch of $85 million Note: Financial data as of December 31, 2018 unless noted Cost of Deposits Deposit Composition Over Time ($ Million) 24% CAGR Cost of Deposits 0.69% 0.56% 0.61% 0.80% 0.94% 1.36% $827 $953 $1,230 $1,615 $2,245 $2,453 2013 2014 2015 2016 2017 2018 Non-Interest Bearing Deposits Interest-Bearing Deposits 88% 9% 3% Core Interest Bearing Deposits ($2.2Bn) Jumbo ($250k+) Deposits ($214mm) Non-Interest Bearing Deposits ($77mm)

Credit Performance 14 Sterling Maintains Pristine Credit Quality Nonaccrual Loans / Total Loans Non-Performing Assets / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans (0.12%) (0.03%) (0.14%) (0.04%) 0.00% 2014 2015 2016 2017 2018 0.87% 0.69% 0.74% 0.71% 0.75% 2014 2015 2016 2017 2018 0.51% 0.42% 0.17% 0.13% 0.32% 2014 2015 2016 2017 2018 0.12% 0.06% 0.02% 0.02% 0.02% 2014 2015 2016 2017 2018

Recent Trends in Net Interest Margin 15 Loan Beta Mitigating Increase in Deposit Costs Factors Positively Impacting Loan Yields 85% of loans tied to one-year LIBOR or Prime $1.1 billion of LIBOR-based loans to reprice over the next two years An average of $75 million of LIBOR-based loans scheduled to reprice each month over 2019 Average loan repricing of LIBOR-based loans expected to be at least 160 bps higher $245 million of Prime-based loans that will reprice with each increase in Prime Strategies to Manage Deposit Costs Extend deposit maturities by issuing more 24- and 30-month CDs $135 million in 24- and 30-month CDs added in 2H18, representing nearly 50% of all new CDs issued Recent branch openings in new markets expected to positively impact deposit gathering Loan Yield/NIM/Deposit Costs Note: Yield on loans and NIM reflect the accounting change that took place in the second quarter for certain commitment fees to be classified as interest and fees on loans. 5.41% 5.33% 5.45% 5.58% 5.65% 4.05% 3.96% 3.96% 3.95% 3.90% 1.08% 1.15% 1.25% 1.42% 1.58% 0% 1% 2% 3% 4% 5% 6% 4Q17 1Q18 2Q18 3Q18 4Q18 Average Loan Yield Net interest Margin Cost of Deposits

16 *Prime-based loans will reprice with any changes to the Prime Rate **To prevent loan attrition, some loans scheduled for reset are renegotiated to current market rates +50 bps Loan Repricing Schedule** ($ Million) Amount Wtd-Avg Margin (In millions) (In basis points) Other LIBOR $ 1.5 337 12-month LIBOR 2,219.5 405 1-year CMT 28.5 365 3-year CMT 10.5 328 5-year CMT 372.3 328 Prime Rate 244.7 164 Total adjustable loans $ 2,877.0 373 Variable-Rate Loans by Index Loan Portfolio by Repricing Index Loan Repricing Schedule Loan Repricings Expected to Positively Impact Average Loan Yield LIBOR 76% CMT 15% Fixed 1% Prime 8% $204.1 $184.2 $245.5 $270.2 $7.1 $8.8 $6.9 $15.1 $244.7 $244.7 $244.7 $244.7 $455.9 $437.7 $497.1 $530.0 Q1 2019 Q2 2019 Q3 2019 Q4 2019 LIBOR CMT Prime*

Interest Rate Risk Analysis 17 Interest Rate Risk Mitigated by ARM Loans and Repricing Structures Note: 1: Over 99% of loans repricing in the next 12 months will adjust annually thereafter Weighted-Average Reset (months) Repricing Matrix ¹ Strategically decreased WAReset of loans WAReset may be influenced through loan sales Investment portfolio average duration 0.60 years Increasing deposit price competition traditionally lags market rates, but will put downward pressure on NIM Weighted average margin of 12Mo LIBOR plus 4.05% on $2.2B of residential loans Held for Investment loans predominantly all ARM loans 34% 35% 38% 39% 40% 39% 39% 46% 48% 45% 43% 41% 13% 13% 11% 11% 11% 15% 16% 13% 11% 10% 11% 11% 53% 52% 51% 50% 49% 46% 45% 41% 41% 45% 46% 48% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 12 Months 24 Months All Other 15 20 25 30 35

Solid Capital Ratios 18 As of and for the 3mo. Ended Well Capitalized Regulatory Guidelines 12/31/2017 9/30/2018 12/31/2018 Tier 1 (core) capital to risk-weighted assets 15.53% 16.55% 17.45% 8.00% Tier 1 (core) capital to adjusted tangible assets 9.83% 10.04% 10.42% 5.00% Common Tier 1 (CET 1) 15.53% 16.55% 17.45% 6.50% Total adjusted capital to risk-weighted assets 20.28% 21.00% 21.98% 10.00%

Experienced Leadership Team Executive management with an average tenure at Sterling of 18 years Desirable Branch Network in High-Growth Markets Branch network with a stronghold in the San Francisco Bay Area (Largest branch network of any community bank in the city of San Francisco) Focused growth in Los Angeles and Orange County New branching footholds in New York City and Seattle Pristine Credit Quality 5 years of net recoveries versus peer charge-offs Non-performing loans / total loans of 15bps Non-performing assets / total assets of 32bps Focused Suite of Residential & Commercial Products Average LTV of 62% in residential products 26% Net loan CAGR since 2013 with a net interest margin of 3.94% in 2018 Began bulk loan sales in 2015 to manage balance sheet, liquidity, and interest rate risk In-Branch Relationship Deposits and Loans Strong customer loyalty, almost all borrowers maintain a deposit account Average residential lending checking relationship maintains a $16k deposit balance Profitable & Efficient Business Model History of strong performance delivering 2.04% ROAA and 20.7% ROATCE in 2018 Ranked #1 overall in SNL Financial’s “Top Performing Banks” of 2017 19 Investment Highlights

Appendix

Experienced Leadership Team 21 Sterling Bancorp, Inc. Gary Judd Chairman of the Board Chief Executive Officer Mr. Judd has over 40 years of experience in the banking industry and has led Sterling since August 2008. His prior experience includes service as a director, president and chief executive officer for WestStar Bank and its parent company, Vail Banks, Inc. as well as Vectra Bank and its parent company Vectra Banking Corporation. Prior to those positions, he served in numerous positions with Citibank. Mr. Judd’s extensive expertise over many credit cycles has provided an experienced hand at the top throughout his tenure with the Company. Tom Lopp President Chief Operating Officer Chief Financial Officer Joined the Company as a Divisional Controller in 1997. Appointed President in December 2016, has served as Chief Operating Officer since September 2009, as Chief Financial Officer since 2002, and led the expansion into Southern California in 2015. Mr. Lopp’s deep understanding of the Company, his long experience with Sterling’s financial reporting responsibilities and the risks inherent in the banking business, has helped to effectively manage the risks attendant to growth. Michael Montemayor President of Retail & Commercial Banking Chief Lending Officer Joined as a Residential Lender in 1992. Mr. Montemayor worked his way through the Company as a Regional Branch Manager, Commercial Loan Officer, Construction Loan Officer, and then Managing Director of Commercial Lending followed by his appointment as Chief Lending Officer in 2006, and has led retail banking since 2013. His broad experience in all aspects of the lending business and his long-term service as Chief Lender has helped to provide continuity and consistency in to the business model and lending practices.

Non-GAAP Reconciliations 22 Return on Average Tangible Common Equity (ROATCE) (Dollars Million) Year Ended December 31, 2014 2015 2016 2017 2018 (a) Net Income $17.7 $22.5 $33.2 $38.0 $63.5 (b) Avg. Shareholders' Equity $117.9 $131.7 $150.7 $187.5 $307.2 (c) Intangibles ($2.5) ($2.0) ($1.6) ($1.5) ($0.7) (d) Avg. Tang. Common Equity $115.4 $129.7 $149.1 $186.0 $306.5 (a) / (d) ROATCE 15.4% 17.4% 22.3% 20.4% 20.7%

Earnings Release Detail 23 Balance Sheet N/M – Not Meaningful Sterling Bancorp, Inc. Consolidated Balance Sheets Unaudited (dollars in thousands) 12/31/2018 9/30/2018 % change 12/31/2017 % change Assets Cash and due from banks 52,526 $ 48,879 $ 7% 40,147 $ 31% Interest-bearing deposits with other banks 1,100 - N/M - N/M Investment securities 148,896 142,749 4% 126,848 17% Mortgage loans held for sale 1,248 113,805 (99)% 112,866 (99)% Loans, net of allowance for loan losses of $21,850, $20,765 and $18,457 2,895,953 2,796,150 4% 2,594,357 12% Accrued interest receivable 13,529 13,087 3% 11,493 18% Mortgage servicing rights, net 10,633 9,411 13% 6,496 64% Leasehold improvements and equipment, net 9,489 9,040 5% 7,043 35% Federal Home Loan Bank stock, at cost 22,950 22,950 0% 22,950 0% Cash surrender value of bank-owned life insurance 31,302 31,146 1% 30,680 2% Deferred tax asset, net 6,122 7,002 (13)% 6,847 (11)% Other assets 3,026 2,744 10% 2,231 36% Total assets 3,196,774 $ 3,196,963 $ (0)% 2,961,958 $ 8% Liabilities Noninterest-bearing deposits 76,815 $ 79,432 $ (3)% 73,682 $ 4% Interest-bearing deposits 2,375,870 2,332,639 2% 2,171,428 9% Total deposits 2,452,685 2,412,071 2% 2,245,110 9% Federal Home Loan Bank borrowings 293,000 335,000 (13)% 338,000 (13)% Subordinated notes, net 65,029 64,993 0% 64,889 0% Accrued expenses and other liabilities 51,003 65,456 (22)% 40,661 25% Total liabilities 2,861,717 2,877,520 (1)% 2,688,660 6% Shareholders’ Equity Preferred stock, authorized 10,000,000 shares; no shares issued and outstanding - - - - - Common stock, voting, no par value, authorized 500,000,000 shares at December 31, 2018, September 30, 2018 and December 31, 2017; issued and outstanding 53,012,283 shares at December 31, 2018 and September 30, 2018, and 52,963,308 shares at December 31, 2017 111,238 111,238 0% 111,238 (0)% Additional paid-in capital 12,713 12,604 1% 12,416 2% Retained earnings 211,115 195,649 8% 149,816 41% Accumulated other comprehensive loss (9) (48) N/M (172) N/M Total shareholders’ equity 335,057 319,443 5% 273,298 23% Total liabilities and shareholders’ equity 3,196,774 $ 3,196,963 $ (0)% 2,961,958 $ 8%

Earnings Release Detail 24 Income Statement N/M – Not Meaningful (1) In the second quarter of 2018, the Company corrected the classification of commitment fees, net of direct loan origination costs, earned on construction loans and other lines of credit to commercial customers in its condensed consolidated statements of income to the financial statement caption, interest and fees on loans, which were previously reported in service charges and fees. As a result, the three and twelve months ended December 31, 2017 have been adjusted from the amounts previously reported to correct the classification error. The amount of the adjustment was a decrease to service charges and fees, and increase to interest and fees on loans of $578 and $2,088 for the three and twelve months ended December 31, 2017, respectively. There was no change to the reported net income or income per share, basic and diluted, as previously reported as a result of this immaterial correction. Sterling Bancorp, Inc. Consolidated Statements of Income Unaudited (dollars in thousands, except per share amounts) 12/31/2018 9/30/2018 % change 12/31/2017 % change 12/31/2018 12/31/2017 % change Interest income: Interest and fees on loans (1) 41,747 $ 40,772 $ 2% 34,673 $ 20% 157,499 $ 122,789 $ 28% Interest and dividends on investment securities 1,060 958 11% 588 80% 3,679 1,890 95% Other interest 194 166 17% 54 259% 593 157 278% Total interest income (1) 43,001 41,896 3% 35,315 22% 161,771 124,836 30% Interest expense: Interest on deposits 9,635 8,628 12% 5,884 64% 32,031 17,570 82% Interest on Federal Home Loan Bank borrowings 1,487 1,297 15% 751 98% 4,951 3,795 30% Interest on subordinated notes and other 1,173 1,173 0% 1,187 (1)% 4,689 4,070 15% Total interest expense 12,295 11,098 11% 7,822 57% 41,671 25,435 64% Net interest income (1) 30,706 30,798 (0)% 27,493 12% 120,100 99,401 21% Provision for loan losses 1,045 423 147% 600 74% 3,229 2,700 20% Net interest income after provision for loan losses (1) 29,661 30,375 (2)% 26,893 10% 116,871 96,701 21% Non-interest income: Service charges and fees (1) 113 100 13% 51 122% 379 253 50% Investment management and advisory fees 467 445 5% 603 (23)% 2,035 2,338 (13)% Net gain on sale of loans 4,566 3,005 52% 868 426% 16,673 9,681 72% Other income 868 683 27% 726 20% 2,950 2,236 32% Total non-interest income (1) 6,014 4,233 42% 2,248 168% 22,037 14,508 52% Non-interest expense: Salaries and employee benefits 7,587 6,973 9% 6,880 10% 28,438 23,778 20% Occupancy and equipment 2,334 1,760 33% 1,632 43% 7,250 5,986 21% Professional fees 774 898 (14)% 665 16% 3,118 1,673 86% Advertising and marketing 470 470 0% 370 27% 1,640 1,025 60% FDIC assessments 244 186 31% 455 (46)% 1,447 1,296 12% Data processing 329 311 6% 292 13% 1,223 1,059 15% Other 1,943 1,933 1% 1,649 18% 7,220 5,944 21% Total non-interest expense 13,681 12,531 9% 11,943 15% 50,336 40,761 23% Income before income taxes 21,994 22,077 (0)% 17,198 28% 88,572 70,448 26% Income tax expense 5,998 6,336 (5)% 10,667 (44)% 25,104 32,471 (23)% Net income 15,996 $ 15,741 $ 2% 6,531 $ 145% 63,468 $ 37,977 $ 67% Income per share, basic and diluted 0.30 $ 0.30 $ 0.13 $ 1.20 $ 0.82 $ 46% Weighted average common shares outstanding: Basic 52,963,308 52,963,308 49,033,542 52,963,308 46,219,367 Diluted 52,967,004 52,966,593 49,033,542 52,965,567 46,219,367 Three Months Ended Year Ended

Earnings Release Detail 25 Performance Ratios (1) Refer to footnote to Condensed Consolidated Statements of Income table on slide 24. (2) Efficiency Ratio is computed as the ratio of non-interest expense divided by the sum of net interest income and non-interest income. . Sterling Bancorp, Inc. Performance Ratios Performance Ratios: 12/31/2018 9/30/2018 12/31/2017 12/31/2018 12/31/2017 Return on average assets 1.99% 1.98% 0.94% 2.04% 1.54% Return on average shareholders' equity 19.36% 20.07% 11.46% 20.66% 20.25% Return on average tangible common equity 19.39% 20.11% 11.50% 20.71% 20.41% Yield on earning assets (1) 5.46% 5.38% 5.20% 5.31% 5.19% Cost of average interest-bearing liabilities 1.78% 1.62% 1.28% 1.56% 1.18% Net interest spread (1) 3.68% 3.76% 3.92% 3.75% 4.01% Net interest margin (1) 3.90% 3.95% 4.05% 3.94% 4.13% Efficiency ratio (2) 37.3% 35.8% 40.2% 35.4% 35.8% As of and for the Three Months Ended As of and for the Year Ended

Earnings Release Detail 26 Capital and Credit Quality 1: Nonperforming loans include nonaccrual loans and loans past due 90 days or more and still accruing interest. 2: Nonperforming assets include nonperforming loans and loans modified under troubled debt restructurings and other repossessed assets. Sterling Bancorp, Inc. Capital and Credit Quality Ratios (dollars in thousands) 12/31/2018 9/30/2018 12/31/2017 Capital Ratios Regulatory and Other Capital Ratios— Consolidated: Total adjusted capital to risk-weighted assets 21.98% 21.00% 20.28% Tier 1 (core) capital to risk-weighted assets 17.45% 16.55% 15.53% Common Tier 1 (CET 1) 17.45% 16.55% 15.53% Tier 1 (core) capital to adjusted tangible assets 10.42% 10.04% 9.83% Regulatory and Other Capital Ratios—Bank: Total adjusted capital to risk-weighted assets 16.94% 15.99% 14.76% Tier 1 (core) capital to risk-weighted assets 15.80% 14.91% 13.71% Common Tier 1 (CET 1) 15.80% 14.91% 13.71% Tier 1 (core) capital to adjusted tangible assets 9.44% 9.04% 8.68% Credit Quality Data Nonperforming loans (1) 4,500 $ 356 $ 783 $ Nonperforming loans to total loans 0.15% 0.01% 0.03% Nonperforming assets (2) 10,157 $ 6,035 $ 3,777 $ Nonperforming assets to total assets 0.32% 0.19% 0.13% Allowance for loan losses to total loans 0.75% 0.74% 0.71% Allowance for loan losses to nonperforming loans 486% 5,833% 2,357% Net recoveries to average loans (0.00)% (0.00)% (0.03)% As of and for the Three Months Ended

Earnings Release Detail 27 Allowance for Loan Losses, Loan Composition, and Deposit Composition Sterling Bancorp, Inc. Allowance for Loan Losses Sterling Bancorp, Inc. Loan Composition Sterling Bancorp, Inc. Deposit Composition (dollars in thousands) 12/31/2018 9/30/2018 % change 12/31/2017 % change Loan Composition Construction 176,605 $ 177,734 $ (1)% 192,319 $ (8)% Residential real estate, mortgage 2,452,441 2,341,989 5% 2,132,641 15% Commercial real estate, mortgage 250,955 252,782 (1)% 247,076 2% Commercial and industrial loans, lines of credit 37,776 44,375 (15)% 40,749 (7)% Other consumer loans 26 35 (25)% 29 (9)% Total loans held for investment 2,917,803 2,816,915 4% 2,612,814 12% Less: allowance for loan losses (21,850) (20,765) 5% (18,457) 18% Loans, net 2,895,953 $ 2,796,150 $ 4% 2,594,357 $ 12% Mortgage loans held for sale 1,248 $ 113,805 $ (99)% 112,866 $ (99)% Total gross loans 2,919,051 $ 2,930,720 $ (0)% 2,725,680 $ 7% (dollars in thousands) 12/31/2018 9/30/2018 12/31/2017 12/31/2018 12/31/2017 Balance at beginning of period 20,765 $ 20,300 $ 17,189 $ 18,457 $ 14,822 $ Provision for loan losses 1,045 423 600 3,229 2,700 Charge offs - - (19) (4) (19) Recoveries 40 42 687 168 954 Balance at end of period 21,850 $ 20,765 $ 18,457 $ 21,850 $ 18,457 $ Three Months Ended Year Ended (dollars in thousands) 12/31/2018 9/30/2018 % change 12/31/2017 % change Deposit Composition Noninterest bearing demand deposits 76,815 $ 79,432 $ (3)% 73,682 $ 4% Money Market, Savings and NOW 1,481,591 1,537,202 (4)% 1,507,956 (2)% Time deposits 894,279 795,437 12% 663,472 35% Total deposits 2,452,685 $ 2,412,071 $ 2% 2,245,110 $ 9%

Earnings Release Detail 28 Quarterly Yield Analysis 1. Nonaccrual loans are included in the respective average loan balances. Income, if any, on such loans is recognized on a cash basis. 2. Interest income does not include taxable equivalent adjustments. Prior periods have been reclassified to current period presentation. 3. Refer to footnote to Condensed Consolidated Statements of Income table on slide 24. Sterling Bancorp, Inc. Yield Analysis (dollars in thousands) Average Balance Interest Average Yield/ Rate Average Balance Interest Average Yield/ Rate Average Balance Interest Average Yield/ Rate Interest earning assets Loans (1,3) 2,957,092 $ 41,747 $ 5.65% 2,923,584 $ 40,772 $ 5.58% 2,563,319 $ 34,673 $ 5.41% Securities, includes restricted stock 161,362 1,060 2.63% 165,636 958 2.31% 132,869 588 1.77% Other interest earning assets 31,207 194 2.49% 27,604 166 2.41% 18,597 54 1.17% Total interest earning assets (3) 3,149,661 $ 43,001 $ 5.46% 3,116,824 $ 41,896 $ 5.38% 2,714,785 $ 35,315 $ 5.20% Interest-bearing liabilities Money Market, Savings, NOW 1,507,209 $ 5,495 $ 1.45% 1,539,304 $ 5,181 $ 1.34% 1,457,137 $ 3,653 $ 0.99% Time deposits 833,202 4,140 1.97% 796,197 3,447 1.72% 662,822 2,231 1.34% Total interest-bearing deposits 2,340,411 9,635 1.63% 2,335,501 8,628 1.47% 2,119,959 5,884 1.10% FHLB borrowings 338,462 1,487 1.72% 324,795 1,297 1.56% 244,263 751 1.20% Subordinated debt 65,006 1,173 7.22% 64,970 1,173 7.22% 64,871 1,187 7.32% Total borrowings 403,468 2,660 2.58% 389,765 2,470 2.48% 309,134 1,938 2.45% Total interest-bearing liabilities 2,743,879 $ 12,295 1.78% 2,725,266 $ 11,098 1.62% 2,429,093 $ 7,822 1.28% Net interest income and spread (2,3) 30,706 $ 3.68% 30,798 $ 3.76% 27,493 $ 3.92% Net interest margin (2,3) 3.90% 3.95% 4.05% Three Months Ended December 31, 2018 September 30, 2018 December 31, 2017 (dollars in thousands) Average Balance Interest Average Yield/ Rate Average Balance Interest Average Yield/ Rate Interest earning assets Loans (1,3) 2,861,847 $ 157,499 $ 5.50% 2,276,282 $ 122,789 $ 5.39% Securities, includes restricted stock 157,042 3,679 2.34% 113,847 1,890 1.66% Other interest earning assets 27,012 593 2.20% 14,300 157 1.10% Total interest earning assets (3) 3,045,901 $ 161,771 $ 5.31% 2,404,429 $ 124,836 $ 5.19% Interest-bearing liabilities Money Market, Savings, NOW 1,521,963 $ 19,278 $ 1.27% 1,333,043 $ 11,985 $ 0.90% Time deposits 763,212 12,753 1.67% 476,303 5,585 1.17% Total interest-bearing deposits 2,285,175 32,031 1.40% 1,809,346 17,570 0.97% FHLB borrowings 318,774 4,951 1.55% 299,719 3,795 1.27% Subordinated debt 64,953 4,689 7.22% 55,315 4,070 7.36% Total borrowings 383,727 9,640 2.51% 355,034 7,865 2.22% Total interest-bearing liabilities 2,668,902 $ 41,671 1.56% 2,164,380 $ 25,435 1.18% Net interest income and spread (2,3) 120,100 $ 3.75% 99,401 $ 4.01% Net interest margin (2,3) 3.94% 4.13% December 31, 2018 December 31, 2017 Year Ended

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